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                               MCI COMMUNICATIONS CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                                            WORLDCOM, INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[WORLD COM LETTERHEAD]
                                NEWS RELEASE



FOR MEDIA:                                         FOR INVESTORS:
Josh Howell, (601) 360-8750                        Gary Brandt, (601) 360-8544
Steve Ingish, (402) 231-3423
Joele Frank, Abernathy/MacGregor, (212) 371-5999

FOR IMMEDIATE RELEASE


     WORLDCOM WILL NOT ABANDON MCI'S RESIDENTIAL LONG DISTANCE CUSTOMERS

              COMBINED COMPANY TO OFFER COMPETITIVE CHOICES FOR
                    BOTH LOCAL AND LONG DISTANCE SERVICE

  Jackson, Miss., October 3, 1997 -- WorldCom, Inc. (NASDAQ: WCOM) today confirmed that it intends to continue to serve all of MCI's customers -- residential and business, long distance and local, once the merger is complete. WorldCom will not abandon MCI's residential long distance customers.

  Through continued investment in new local networks, WorldCom will be the first true facilities-based alternative provider to deliver meaningful choice and competitive prices. The combined company will offer tens of millions of residential and business customers the full range of communications services, beginning in nearly 100 markets nationwide.

  With MCI's expertise and broad customer base, WorldCom and MCI will have the scale, scope and state-of-the-art network to better serve all customers by offering competitive pricing and innovative products.

  Combined, the two companies will accelerate competition for both residential and business customers -- especially in local markets -- by creating a company with the capital, marketing abilities and state-of-the-art network to compete more effectively against the incumbent network carriers, domestically and abroad.


WorldCom is a global telecommunications company. Operating in more than 50 countries, the company is a premier provider of facilities-based and fully integrated local, long distance, international and Internet services. WorldCom's subsidiary, UUNET Technologies, Inc., is an international provider of Internet services with over 1,000 Points of Presence (POPs) throughout the United States and in Canada, Europe and the Asia-Pacific region. WorldCom's World Wide Web address is http://www.wcom.com. The common and depository shares of WorldCom trade on the NASDAQ National Market (US) under the symbols WCOM and WCOMP, respectively.

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